COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2025
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

23. COMMITMENTS AND CONTINGENCIES

Commitments

(a)	Capital commitments

As of June 30, 2025, the Company had several capital commitments with a total contract amount of US$44.14 million, of which US$83,757 is due within one year. The capital commitment includes but is not limited to construction, equipment, and molds and tooling.

(b)	Parts purchase commitment

During the six months ended June 30, 2025, the Company did not enter into new trial production and development agreements.

As of June 30, 2025, the Company had various agreements with various suppliers for production and development. The balance of the contractual commitments was approximately US$2.31 million and US$2.27 million as of June 30, 2025 and December 31, 2024, respectively. The Company expects to meet the commitment. However, the fulfillment of commitment cannot be guaranteed. If the Company cannot fulfill the commitment before the due date, a loss must be recognized. However, the loss amount, if any, cannot be reasonably estimated as of June 30, 2025.

Contingencies

Legal proceedings

As of June 30, 2025, the Company is subject to legal proceedings and regulatory actions in the ordinary course of business, such as disputes with suppliers, employees, etc. The proceedings are in the early stages. Accordingly, there is considerable uncertainty regarding the timing or ultimate resolution of such matters. Especially, for the contracts with suppliers of molds, as the condition of payment in the contracts has not been reached. Therefore, the Company does not anticipate that the final outcome arising out of any of such matters will have a material adverse effect on the consolidated balance sheets, comprehensive loss, or cash flows on an individual basis or in the aggregate.

On October 11, 2024, the Company was served with four separate complaints in litigations filed by four plaintiffs alleging violations of a Non-Redemption Agreement and a Contingent Value Rights Agreement that were entered into in connection with the Company’s SPAC transaction that was discussed in Note 2(dd). The four complaints demand compensation for damages and the request the transfer of ordinary shares of the Company as stipulated in their contracts. The legal proceedings are still at the preliminary stages. Accordingly, as of June 30, 2025, the Company was unable to predict the outcome of these cases or reasonably estimate a range of the possible loss, given the current status of the proceedings.

On January 22, 2025, the Company has received a lawsuit complaint. The Yantai Economic and Technological Development Zone Investment Attraction Bureau (the “Bureau”) alleges that Shandong Baoya did not meet the conditions for government subsidies as stipulated in the Investment Contracts signed in 2019 and 2021. Therefore, the Bureau is requesting the return of the previously issued government subsidy funds. The action remained in its preliminary stages. The Company is currently unable to determine the outcomes of these actions or any estimate of the amount or range of any potential loss, if any, associated with resolution of such lawsuits, if they proceed.